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                                                                      Exhibit 10

                                                       [AFC Funding Corporation]

                FIFTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT


         This FIFTH AMENDMENT (this "AMENDMENT"), dated as of February 28, 2002, is among AFC FUNDING CORPORATION, an Indiana corporation (the "SELLER"), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the "SERVICER"), FAIRWAY FINANCE CORPORATION, a Delaware Corporation (the "PURCHASER"), and BMO NESBITT BURNS CORP., a Delaware Corporation, as Agent for Purchaser (in such capacity, the "AGENT").

                                    RECITALS

         1. The Seller, the Servicer, the Purchaser and the Agent are parties to the Receivables Purchase Agreement, dated as of December 31, 1996 (as amended through the date hereof, the "AGREEMENT").

         2. The Seller, the Servicer, the Purchaser, and the Agent desire to amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. AMENDMENT TO THE AGREEMENT. The Agreement is hereby amended as follows:

         1.1 The definition of "Purchase Limit" in EXHIBIT I to the Agreement is hereby amended by substituting "$325,000,000" for "$300,000,000" where the latter appears in that definition.

         SECTION 2.  CONDITIONS TO EFFECTIVENESS.

         2.1 This Amendment shall become effective on the date hereof upon receipt by the Agent of the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Agent), in form and substance satisfactory to the Agent:

             (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;

             (b) counterparts of the 2nd Amendment to the Amended and Restated Liquidity Asset Purchase Agreement (whether by facsimile or otherwise) executed by each of the parties thereto;

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             (c)  a written statement from Moody's  Investors Service,  Inc. and
Standard & Poor's that this Amendment will not result in a downgrade or withdrawal of the rating of the Notes; and

             (d)  such  other  documents  and  instruments  as  the  Agent   may
reasonably request.

         SECTION 3. EFFECT OF AMENDMENT; RATIFICATION. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Receivables Purchase Agreement", "this Agreement", "hereof", "herein", or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

         SECTION 4. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 5. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without regard to any otherwise applicable conflict of laws principles.

         SECTION 6. SECTION HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.


                           [SIGNATURE PAGES TO FOLLOW]


                                      -2-
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         IN WITNESS WHEREOF, the  parties have executed this Amendment as of the date first written above.

                                           AFC FUNDING CORPORATION


                                           By: /s/ Curtis L. Phillips
                                              ----------------------------------
                                              Name: Curtis L. Phillips
                                              Title: Executive Vice President,
                                                     CFO & Treasurer


                                           AUTOMOTIVE FINANCE CORPORATION


                                           By: /s/ Curtis L. Phillips
                                              ----------------------------------
                                              Name: Curtis L. Phillips
                                              Title: CFO & Treasurer


                                           FAIRWAY FINANCE CORPORATION


                                           By: /s/ Jill A. Gordon
                                              ----------------------------------
                                              Name: Jill A. Gordon
                                              Title: Vice President


                                           BMO NESBITT BURNS CORP.


                                           By: /s/ David J. Kucera
                                              ----------------------------------
                                              Name: David J. Kucera
                                              Title: Managing Director


                                           By: /s/ Peter E. Walsh
                                              ----------------------------------
                                              Name: Peter E. Walsh
                                              Title: Managing Director




                                      S-1                 Fifth Amendment to RPA